ACCOUNTS RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2025
ACCOUNTS RECEIVABLE, NET
Schedule of accounts receivable, net

	As of December 31
	2024	2025	2025
	RMB	RMB	US$
Accounts receivable	1,526,275	1,839,894	263,101
Allowance for credit losses	(57,612)	(99,422)	(14,217)
Accounts receivable, net	1,468,663	1,740,472	248,884

Schedule of the movement in the allowance for doubtful accounts

	As of December 31
	2023	2024	2025	2025
	RMB	RMB	RMB	US$
Balance at the beginning of the year	47,962	24,743	57,612	8,238
Provision for expected credit losses	474,172	285,916	175,179	25,051
Write-offs charged against the allowance for credit losses *	(497,391)	(253,047)	(133,369)	(19,072)
Balance at the end of the year	24,743	57,612	99,422	14,217
*	The decrease in write-off charged against the allowance for credit losses was mainly due to the Group’s enhanced credit risk management for third-party customers and stricter customer selection.